UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 10, 2008
Enova Systems, Inc.
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19850 S. Magellan Drive, Torrance, California		90502

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 310-527-2800
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Enova Systems files 2008 corporate update as an exhibit.
Item 9.01 Financial Statements and Exhibits.
Enova Systems 2008 Corporate Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

January 10, 2008	By:	/s/ Jarett Fenton

Name: Jarett Fenton Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Enova Systems 2008 Corporate Update